UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 10, 2006
ENDOCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27212 (Commission File Number)	33-0618093 (I.R.S. Employer Identification Number)
201 Technology Drive
Irvine, California 92618
(Address of Principal Executive Offices, including zip code)
(949) 450-5400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
As previously reported in a Current Report on Form 8-K filed by Endocare, Inc. (the “Company”) on January 18, 2006, the Company entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) on January 13, 2006 to sell all of the stock of its wholly-owned subsidiary, Timm Medical Technologies, Inc. (“Timm”) to Plethora Solutions Holdings plc (“Plethora”), a company listed on the London Stock Exchange. In connection with the closing of the transaction under the Stock Purchase Agreement, on February 10, 2006 the Company and Timm entered into an Amendment to Loan Documents with Silicon Valley Bank (“SVB”) pursuant to which:
•	SVB consented to the transaction;

•	SVB released its security interest in the capital stock and assets of Timm; and

•	Timm ceased to be a party to the Company’s Loan and Security Agreement with SVB and related documents, and the Company agreed to assume Timm’s obligations thereunder.
Item 2.01 Completion of Acquisition or Disposition of Assets.
On February 10, 2006, the Company closed the sale to Plethora of all of the stock of Timm. Pursuant to the Stock Purchase Agreement, the Company received proceeds of $9,500,000, consisting of:
•	$8,075,000 in cash paid to the Company on February 10, 2006; and

•	$1,425,000 by means of a secured convertible promissory note due and payable in full, together with all accrued interest, on the date 24 months or, under certain circumstances, 15 months following the closing date of the transaction, bearing interest at 5% per annum.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information contained above in Item 1.01 is hereby incorporated by reference into this Item 2.03.
Item 9.01 Financial Statements and Exhibits.
(b) Pro Forma Financial Information.
     The pro forma financial information required by this Item 9.01(b) is attached as Exhibit 99.1.
(d) Exhibits.
2.1	Stock Purchase Agreement, dated as of January 13, 2006, by and among Plethora Solutions Holdings plc, Endocare, Inc. and Timm Medical Technologies, Inc. The schedules and other attachments to this exhibit were omitted. The Company agrees to furnish a copy of any omitted schedules or attachments to the Securities and Exchange Commission upon request. (This exhibit is hereby incorporated by reference to Exhibit 2.1 filed with the Company’s Current Report on Form 8-K filed on January 18, 2006).

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDOCARE, INC.
February 16, 2006	By:	/s/ Michael R. Rodriguez
Michael R. Rodriguez
Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Stock Purchase Agreement, dated as of January 13, 2006, by and among Plethora Solutions Holdings plc, Endocare, Inc. and Timm Medical Technologies, Inc. The schedules and other attachments to this exhibit were omitted. The Company agrees to furnish a copy of any omitted schedules or attachments to the Securities and Exchange Commission upon request. (This exhibit is hereby incorporated by reference to Exhibit 2.1 filed with the Company’s Current Report on Form 8-K filed on January 18, 2006).

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information.